UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Taxable Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2022

Nuveen Municipal Closed-End Funds

NBB Nuveen Taxable Municipal Income Fund

Semiannual Report

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

The question of whether economies are moving toward normalization or recession has dominated financial markets in 2022. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.

Inflation has surged partially due to COVID supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May and 0.75% in June, July, September and November 2022 followed, bringing the target fed funds rate to a range of 3.75% to 4.00%. Additional rate hikes are expected in the coming months, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. After contracting in the first half of 2022, U.S. gross domestic product resumed positive growth in the third quarter, according to the government’s first estimate. The recent strength was largely attributed to a narrowing in the trade deficit while consumer and business activity has remained slower in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
November 18, 2022

Important Notices

For Shareholders of
Nuveen Taxable Municipal Income Fund (NBB)

Portfolio Manager Commentaries in Semiannual Shareholder Reports

The Fund includes portfolio manager commentary in its annual shareholder reports. For the Fund’s most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of the Fund’s March 31, 2022 annual shareholder report.

For current information on the Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

As of September 30, 2022, the Fund’s percentages of leverage are as shown in the accompanying table.

NBB
Effective Leverage*	41.51%
Regulatory Leverage*	0.00%

* Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted previously, the Fund used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Subsequent to the Close of
		Current Reporting Period			the Reporting Period
Outstanding			Outstanding				Outstanding
Balance as of			Balance as of	Average Balance			Balance as of
April 1, 2022	Sales	Purchases	September 30, 2022	Outstanding	Sales	Purchases	November 18, 2022
$257,150,000	$861,760,275	$(917,660,275)	$201,250,000	$228,154,401	$41,900,000	$(56,200,000)	$186,950,000

Refer to Notes to Financial Statements, Note 9 - Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of September 30, 2022. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2022	$ 0.1085
May	0.1085
June	0.1085
July	0.1085
August	0.1085
September 2022	0.1085
Total Distributions from Net Investment Income	$0.6510

Yields
Market Yield*	8.30%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

NBB
Maximum aggregate offering	$162,000,000

During the current reporting period, the Fund sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

NBB
Common shares sold through shelf offering	766,405
Weighted average premium to NAV per common share sold	1.66%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2022, the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

During the current reporting period, the Fund did not repurchase any of its outstanding common shares. As of September 30, 2022 (and since the inception of the Fund’s repurchase program), the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

NBB
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,905,000

OTHER COMMON SHARE INFORMATION

As of September 30, 2022, the Fund’s common share prices were trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

NBB
Common share NAV	$16.36
Common share price	$15.69
Premium/(Discount) to NAV	(4.10)%
Average premium/(discount) to NAV	(1.00)%

NBB	Nuveen Taxable Municipal Income Fund
Performance Overview and Holding Summaries
as of September 30, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2022*

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NBB at Common Share NAV	(15.17)%	(23.42)%	(0.40)%	2.79%
NBB at Common Share Price	(18.56)%	(26.77)%	(0.46)%	3.11%
Bloomberg Taxable Municipal Long Bond Index[1]	(15.39)%	(22.96)%	(0.02)%	2.54%

*	For purposes of Fund performance, relative results are measured against the Bloomberg Taxable Municipal Long Bond Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	145.3%
Short Term Investments	0.2%
Other Assets Less Liabilities	4.2%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	149.7%
Floating Rate Obligations	(7.7)%
Reverse Repurchase Agreements	(42.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.9%
AAA	6.0%
AA	43.0%
A	25.3%
BBB	12.9%
BB or Lower	3.3%
N/R (not rated)	7.5%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	30.6%
Transportation	22.6%
Utilities	15.4%
Tax Obligation/General	9.2%
Education and Civic Organizations	5.6%
Health Care	5.5%
Other	10.9%
Repurchase Agreements	0.2%
Total	100%

States and Territories
(% of total municipal bonds)[2]
California	20.3%
New York	17.7%
Texas	10.6%
Illinois	7.8%
Georgia	5.2%
Ohio	4.7%
Washington	4.5%
Tennessee	3.2%
New Jersey	2.9%
South Carolina	2.5%
Virginia	2.4%
Other	18.2%
Total	100%

1	“Other” sectors include six sectors that individually constitute less than 5.5% as a percentage of total investments.
2	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report

The annual meeting of shareholders was held on August 5, 2022 for NBB.  The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

Common shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	23,107,175
Withhold	440,243
Total	23,547,418
Judith M. Stockdale
For	23,137,606
Withhold	409,812
Total	23,547,418
Carole E. Stone
For	23,131,523
Withhold	415,895
Total	23,547,418
Margaret L. Wolff
For	23,171,001
Withhold	376,417
Total	23,547,418

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments
September 30, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.3% (99.8% of Total Investments)
	MUNICIPAL BONDS – 145.3% (99.8% of Total Investments)
	Arizona – 0.2% (0.1% of Total Investments)
$ 1,000	Northern Arizona University, System Revenue Bonds, Taxable Series 2020A, 3.462%,	No Opt. Call	AA	$ 775,260
	6/01/44 – BAM Insured
	California – 29.6% (20.3% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds,
	Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street
	Project, Taxable Refunding Series 2018:
1,950	5.100%, 9/01/28	No Opt. Call	N/R	1,845,967
6,125	5.500%, 9/01/38	9/28 at 100.00	N/R	5,488,674
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,508,699
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
60	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	No Opt. Call	AA–	63,982
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30
	California Infrastructure and Economic Development Bank, Revenue Bonds, J. David
	Gladstone Institutes Project, Taxable Series 2019:
2,480	4.000%, 10/01/39	10/29 at 100.00	A	2,001,658
8,260	4.658%, 10/01/59	10/29 at 100.00	A	6,562,157
1,000	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA	1,115,800
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
8,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile	11/30 at 100.00	N/R	6,841,421
	Country Club, Taxable Refunding Series 20202B, 6.375%, 11/15/48, 144A
4,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	No Opt. Call	Aa3	5,672,602
	Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34 (4)
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	7,837,881
	2010B, 6.484%, 11/01/41
4,110	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond	No Opt. Call	Aa2	5,178,764
	Series 2010, 7.600%, 11/01/40 (4)
2,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	No Opt. Call	BB	2,789,659
	Linda University Medical Center, Series 2014B, 6.000%, 12/01/24
2,025	Chino Public Financing Authority, California, Local Agency Bonds, Refunding Series	9/31 at 100.00	AA	1,729,087
	2021A, 4.001%, 9/01/38
3,800	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/31 at 100.00	Aa3	2,862,008
	Asset-Backed Revenue Bonds, Taxable Series 2021A, 3.115%, 6/01/38
5,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/31 at 100.00	N/R	3,596,950
	Asset-Backed Revenue Bonds, Taxable Series 2021B, 3.293%, 6/01/42
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 100.00	N/R	1,522,640
	Asset-Backed Bonds, Taxable Senior Series 2021A-1, 3.714%, 6/01/41
	Los Angeles Community College District, California, General Obligation Bonds, Build
	America Taxable Bonds, Series 2010:
10,000	6.600%, 8/01/42, (UB) (4)	No Opt. Call	Aaa	11,686,200
7,500	6.600%, 8/01/42 (4)	No Opt. Call	Aaa	8,764,650
	Los Angeles Community College District, Los Angeles County, California, General
	Obligation Bonds, Tender Option Bond Trust 2016-XTG002:
2,000	18.599%, 8/01/49, 144A, (IF) (4)	No Opt. Call	Aaa	4,352,700
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,
	Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA+	2,332,285
11,380	7.618%, 8/01/40 (4)	No Opt. Call	AA+	14,198,598

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,255	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	Aa3	$ 3,582,030
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39
80	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	Aa2	83,150
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39
1,785	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	Aa2	2,087,343
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45 (4)
4,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds,	No Opt. Call	AA+	7,553,200
	Tender Option Bond Trust 2016-XFT906, 17.085%, 7/01/50, 144A, (IF) (4)
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	AA–	4,266,363
	Series 2015, 5.637%, 4/01/50 (4)
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	No Opt. Call	AAA	2,458,742
	Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	Aa2	1,852,275
	Bonds, Taxable Build America Bond Series 2010G, 6.950%, 11/01/50
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	1,255,800
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E,
	8.406%, 8/01/39
	San Francisco City and County, California, Certificates of Participation, 525 Golden
	Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901:
4,000	17.240%, 11/01/41, 144A, (IF) (4)	No Opt. Call	AA+	6,483,160
2,000	17.240%, 11/01/41, 144A, (IF) (4)	No Opt. Call	AA+	3,241,580
1,000	San Francisco City and County, California, Special Tax Bonds, Community Facilities	9/29 at 100.00	AA+	873,240
	District 2014-1 Transbay Transit Center, Taxable Series 2019A, 4.125%, 9/01/39
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build	No Opt. Call	AA–	2,288,020
	America Bond Series 2010H, 6.548%, 5/15/48 (4)
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable	No Opt. Call	AA–	2,667,249
	Bond Series 2010F, 5.946%, 5/15/45
4,545	Vernon, California, Electric System Revenue Bonds, Series 2008A, 8.590%, 7/01/38	No Opt. Call	BBB+	5,512,721
128,650	Total California			142,157,255
	Colorado – 1.9% (1.3% of Total Investments)
4,335	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	4,709,544
	6.078%, 12/01/40
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable	No Opt. Call	AA+	3,233,083
	Bonds, Series 2009C, 5.664%, 12/01/33 (4)
1,230	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	No Opt. Call	AA+	1,349,888
	Build America Series 2010B, 5.844%, 11/01/50
8,665	Total Colorado			9,292,515
	District of Columbia – 3.3% (2.3% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles
	Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond Series 2009D:
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,238,610
11,860	7.462%, 10/01/46 (4)	No Opt. Call	A–	14,600,372
12,860	Total District of Columbia			15,838,982
	Florida – 1.7% (1.2% of Total Investments)
10,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/31 at 100.00	N/R	8,297,400
	Bonds, Town & Country Utilities Project, Taxable Series 2021B, 5.000%, 10/01/36, 144A
	Georgia – 7.6% (5.2% of Total Investments)
3,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	3,289,510
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47 (4)
2,321	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable	No Opt. Call	A	2,568,604
	Build America Bonds Series 2010A, 6.655%, 4/01/57

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds,
	Refunding Taxable Build America Bonds Series 2010A:
$ 5,803	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	$ 6,525,880
18,259	7.055%, 4/01/57 (4)	No Opt. Call	BBB+	18,928,740
4,870	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	No Opt. Call	A	5,288,479
	Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57
34,793	Total Georgia			36,601,213
	Hawaii – 0.8% (0.6% of Total Investments)
5,460	Hawaii State, Airports System Customer Facility Charge Revenue Bonds, Taxable Series	7/29 at 100.00	A2	4,021,563
	2019A, 2.970%, 7/01/39 (4)
	Illinois – 11.4% (7.8% of Total Investments)
4,030	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	AA	4,138,609
	Series 2010C, 6.319%, 11/01/29 – BAM Insured
8,680	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable	No Opt. Call	AA	9,304,352
	Build America Bonds, Series 2010B, 6.200%, 12/01/40 (4)
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Taxable Refunding
	Series 2020B:
2,000	3.402%, 12/01/32 – BAM Insured	No Opt. Call	AA	1,735,240
1,000	3.912%, 12/01/40	No Opt. Call	AA	841,100
355	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	No Opt. Call	A	400,877
	Lien, Taxable Build America Bond Series 2010B, 6.395%, 1/01/40
1,015	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond	No Opt. Call	A	1,112,846
	Series 2010B, 6.900%, 1/01/40
2,105	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	A	2,282,325
3,375	Illinois International Port District, Revenue Bonds, Taxable Refunding Series 2020,	1/26 at 101.00	N/R	2,875,500
	5.000%, 1/01/35, 144A
1,858	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	1,971,785
	7.350%, 7/01/35
14,035	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	14,455,629
	6.725%, 4/01/35 (4)
10,312	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond	No Opt. Call	AA–	11,030,746
	Senior Lien Series 2009A, 6.184%, 1/01/34 (4)
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Taxable Build America Bond	No Opt. Call	AA–	2,522,051
	Senior Lien Series 2009B, 5.851%, 12/01/34 (4)
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	437,724
	Project, Build America Bond Series 2009C, 6.859%, 1/01/39
1,375	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	1,650,770
	Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
52,960	Total Illinois			54,759,554
	Indiana – 1.6% (1.1% of Total Investments)
1,900	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	No Opt. Call	N/R	1,419,452
	Project, Taxable Refunding Green Series 2021, 3.051%, 1/01/51
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series	No Opt. Call	AA+	5,367,700
	2010A-2, 6.004%, 1/15/40 (4)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds,	No Opt. Call	AA+	1,075,150
	Series 2010B-2, 6.116%, 1/15/40
7,900	Total Indiana			7,862,302
	Kentucky – 1.7% (1.2% of Total Investments)
5	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,	10/22 at 100.00	AA	5,007
	Build America Bond Series 2010B, 6.490%, 9/01/37 – AGM Insured
5,450	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and	No Opt. Call	AA	5,989,496
	Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43 (4)

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 2,435	Newport, Kentucky, Industrial Building Revenue Bonds, South Beach 1, LLC Project,	No Opt. Call	N/R	$ 2,133,547
	Taxable Refunding Series 2022, 4.125%, 3/01/33
7,890	Total Kentucky			8,128,050
	Maryland – 3.4% (2.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Terminal	No Opt. Call	Baa3	1,769,300
	Project, Refunding Series 2017B, 4.550%, 6/01/35
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Senior Parking Facilities Revenue, Series 2018B:
1,500	4.580%, 6/01/33	6/28 at 100.00	BB	1,350,735
2,945	4.790%, 6/01/38	6/28 at 100.00	A1	2,579,673
4,285	5.050%, 6/01/43	6/28 at 100.00	BB	3,663,889
5,350	5.320%, 6/01/51	6/28 at 100.00	BB	4,593,938
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	N/R	2,186,220
	HealthCare Issue, Taxable Series 2021C, 3.762%, 1/01/43
19,080	Total Maryland			16,143,755
	Massachusetts – 1.0% (0.7% of Total Investments)
4,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender	No Opt. Call	AA+	4,927,320
	Option Bond Trust 2016-XFT907, 13.056%, 6/01/40, 144A, (IF) (4)
	Mississippi – 0.4% (0.3% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Taxable Build America Bond Series 2010F,	No Opt. Call	AA	2,110,249
	5.245%, 11/01/34
	New Jersey – 4.2% (2.9% of Total Investments)
3,320	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/30 at 100.00	AA	2,503,081
	Taxable Series 2020D, 3.958%, 7/01/48 – AGM Insured
3,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	3,677,580
	7.414%, 1/01/40
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	10,421,950
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	Aa3	2,079,520
	2010H, 5.665%, 5/01/40
870	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Taxable Build	No Opt. Call	Baa1	951,763
	America Bond Series 2009P-3, 7.365%, 1/01/40
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	No Opt. Call	BBB+	576,041
	Build America Bond Series 2009A-5, 7.000%, 11/01/38
18,525	Total New Jersey			20,209,935
	New York – 25.7% (17.7% of Total Investments)
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,
	Taxable Series 2018B:
5,000	5.096%, 8/01/34	No Opt. Call	BBB–	4,649,050
1,415	4.946%, 8/01/48 – AGM Insured	8/28 at 100.00	AA	1,248,922
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	26,066,500
	Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40, (UB)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	Tender Option Bond Trust 30020:
2,000	12.946%, 3/15/40, 144A, (IF) (4)	No Opt. Call	AA+	2,426,680
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America	No Opt. Call	A	5,403,705
	Taxable Bond Series 2010B, 5.850%, 5/01/41
1,410	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	1,717,916
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build	No Opt. Call	A3	$ 7,023,450
	America Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39
2,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build	No Opt. Call	A3	2,153,452
	America Taxable Bonds, Series 2010B-1, 6.548%, 11/15/31
10,925	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	A3	11,746,232
	Taxable Build America Bonds, Series 2010E, 6.814%, 11/15/40 (4)
11,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	A3	12,097,319
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39 (4)
5,610	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable	No Opt. Call	A3	5,009,281
	Green Climate Certified Series 2020C-2, 5.175%, 11/15/49
3,675	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	No Opt. Call	BBB+	3,020,813
	Regional Health Project, Taxable Series 2020B, 4.600%, 12/01/46
	New York City Industrial Development Agency, New York, Installment Purchase and Lease
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000	6.027%, 1/01/46 – AGM Insured	No Opt. Call	A2	1,980,400
920	6.027%, 1/01/46 – AMBAC Insured, 144A	No Opt. Call	AA	910,984
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	1,561,440
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011
	Series AA, 5.440%, 6/15/43 (4)
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	2,220,271
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42, (UB)
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	2,845,236
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2:
3,595	15.062%, 6/15/44, 144A, (IF)	No Opt. Call	AA+	5,335,232
10,905	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	No Opt. Call	AA	12,356,019
	Fiscal 2011 Taxable Build America Bond Series 2010S-1B, 6.828%, 7/15/40 (4)
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	10,011,600
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
2,970	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	No Opt. Call	AA	3,814,341
	2010-C1, 8.572%, 11/01/40 – AGM Insured
117,125	Total New York			123,598,843
	Ohio – 6.8% (4.7% of Total Investments)
	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds,
	Build America Bond Series 2010B:
6,350	7.834%, 2/15/41 (4)	No Opt. Call	A1	7,849,425
1,000	8.084%, 2/15/50	No Opt. Call	A1	1,331,460
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	1,813,425
	America Bond Series 2010B, 7.499%, 2/15/50
7,040	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds,	No Opt. Call	A1	7,432,409
	Build America Bond Series 2009C, 6.053%, 2/15/43 (4)
1,700	Cincinnati City School District, Ohio, Certificates of Participation, School Energy	No Opt. Call	Aa3	1,718,445
	Conservation Improvement Project, Taxable Series 2012, 5.150%, 6/15/32
	Columbus Regional Airport Authority, Ohio, Customer Facility Charge Revenue Bonds,
	Taxable Series 2019:
1,530	4.059%, 12/15/39	12/29 at 100.00	A3	1,280,641
2,300	4.199%, 12/15/48	12/29 at 100.00	A3	1,849,384
10,575	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	1/26 at 100.00	N/R	9,341,638
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Kenwood Collection
	Redevelopment, Refunding Senior Lien Series 2016A, 6.600%, 1/01/39
31,995	Total Ohio			32,616,827

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 3.3% (2.2% of Total Investments)
$ 18,200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	$ 15,747,186
	Project, Taxable Series 2018D, 5.450%, 8/15/28
	Oregon – 0.9% (0.6% of Total Investments)
	Port of Portland, Oregon, Portland International Airport Customer Facility Charge
	Revenue Bonds, Taxable Series 2019:
1,500	3.865%, 7/01/32	7/29 at 100.00	A–	1,316,385
1,500	4.067%, 7/01/39	7/29 at 100.00	A–	1,252,545
2,450	4.237%, 7/01/49	7/29 at 100.00	A–	1,950,396
5,450	Total Oregon			4,519,326
	Pennsylvania – 1.4% (0.9% of Total Investments)
1,915	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build	No Opt. Call	A1	2,071,589
	America Taxable Bonds, Series 2009D, 6.218%, 6/01/39
1,640	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	1,754,718
	Series 2009A, 6.105%, 12/01/39
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	2,820,831
	Series 2010B, 5.511%, 12/01/45
6,270	Total Pennsylvania			6,647,138
	South Carolina – 3.6% (2.5% of Total Investments)
	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,
	Federally Taxable Build America Series 2010C:
2,000	6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	2,290,400
1,550	6.454%, 1/01/50	No Opt. Call	A	1,747,486
8,985	6.454%, 1/01/50, (UB)	No Opt. Call	A	10,129,779
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A	335,595
	Federally Taxable Build America Tender Option Bond Trust T30002, 16.720%, 1/01/50, 144A, (IF)
2,585	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	No Opt. Call	AA	2,696,336
	Series 2013C, 5.784%, 12/01/41 – AGM Insured
15,325	Total South Carolina			17,199,596
	Tennessee – 4.6% (3.2% of Total Investments)
1,500	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	No Opt. Call	A	1,330,095
	Project, Series 2018B, 5.308%, 4/01/48
	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Taxable Series 2017B:
4,750	5.200%, 7/01/37	7/27 at 100.00	BB	3,780,572
1,515	5.450%, 7/01/45	7/27 at 100.00	BB	1,114,707
5,010	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	A+	5,720,568
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2,
	7.431%, 7/01/43 (4)
7,350	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	AA	8,366,138
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series
	2010B, 6.731%, 7/01/43 (4)
2,500	Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee,	8/31 at 100.00	AA	1,823,350
	Public Facility Revenue Bonds, Ballpark Project, Taxable Refunding Series 2021C, 3.093%, 8/01/41
22,625	Total Tennessee			22,135,430
	Texas – 15.4% (10.6% of Total Investments)
15,000	Austin, Texas, Rental Car Special Facility Revenue Bonds, Taxable Series 2013, 5.750%,	11/22 at 100.00	A3 (5)	15,039,600
	11/15/42, (Pre-refunded 11/15/22)
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Taxable Build America Bonds,	No Opt. Call	AA+	2,772,504
	Series 2009B, 5.999%, 12/01/44
14,090	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	No Opt. Call	A	15,758,679
	Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42 (4)
1,000	Fort Worth, Tarrant, Denton, Parker, Johnson, and Wise Counties, Texas, Special Tax	9/24 at 100.00	AA	811,870
	Revenue Bonds, Taxable Series 2017B, 4.238%, 3/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 16,145	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Taxable	4/30 at 100.00	Aa1	$ 11,297,625
	Refunding Subordinate Lien Series 2020B. Tela Supported, 3.236%, 10/01/52 (4)
2,670	Houston, Texas, Airport System Special Facilities Revenue Bonds, Consolidated Rental Car	No Opt. Call	A3	2,781,793
	Facility Project, Taxable Series 2001, 6.880%, 1/01/28 – NPFG Insured
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	A+	12,228,556
	2009B, 6.718%, 1/01/49 (4)
	San Antonio, Texas, Customer Facility Charge Revenue Bonds, Rental Car Special
	Facilities Project, Series 2015:
7,545	5.671%, 7/01/35 (4)	7/25 at 100.00	A3	7,631,616
2,000	5.871%, 7/01/45	7/25 at 100.00	A3	2,022,040
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America	No Opt. Call	Aa2	1,048,130
	Taxable Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	9,249
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Hendrick Medical Center, Taxable Series 2021:
1,000	3.292%, 9/01/40 – AGM Insured	9/30 at 100.00	AA	746,620
1,400	3.422%, 9/01/50 – AGM Insured	9/30 at 100.00	AA	969,556
1,000	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	No Opt. Call	Baa2	760,240
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Taxable Refunding Senior
	Lien Series 2019B, 3.922%, 12/31/49
75,665	Total Texas			73,878,078
	Utah – 1.5% (1.0% of Total Investments)
8,500	Salt Lake County, Utah, Convention Hotel Revenue Bonds, Taxable Series 2019, 5.750%,	10/29 at 100.00	N/R	7,300,990
	10/01/47, 144A
	Virginia – 3.5% (2.4% of Total Investments)
1,840	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Fredericksburg	9/29 at 100.00	N/R	1,811,793
	Stadium Project, Taxable Series 2019A, 5.500%, 9/01/49, 144A
10,810	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/25 at 100.00	B–	9,431,941
	Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
5,635	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	5,650,440
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B,
	12.000%, 4/01/48, 144A
18,285	Total Virginia			16,894,174
	Washington – 6.5% (4.5% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	4,726,200
	America Bonds, Tender Option Bond Trust 2016-XFT905, 11.975%, 2/01/40, 144A, (IF) (4)
25,100	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	No Opt. Call	Baa1	26,528,692
	Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
29,100	Total Washington			31,254,892
	West Virginia – 2.9% (2.0% of Total Investments)
	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed
	Bonds, Taxable Refunding Class 1 Senior Series 2020A:
8,500	4.006%, 6/01/40	12/30 at 100.00	A–	6,487,285
10,800	4.306%, 6/01/49	12/30 at 100.00	BBB+	7,457,616
19,300	Total West Virginia			13,944,901
	Wisconsin – 0.4% (0.2% of Total Investments)
2,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral	12/30 at 100.00	AA	1,726,000
	Obligation Taxable Senior Series 2020A, 4.473%, 12/15/47 – AGM Insured
$ 683,708	Total Long-Term Investments (cost $737,087,382)			698,588,734

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2022 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)
	REPURCHASE AGREEMENTS – 0.2% (0.2% of Total Investments)
$ 1,082	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/22,	0.830%	10/3/22	$ 1,082,375
	repurchase price $1,082,450, collateralized by $1,194,400, U.S. Treasury Notes,
	2.250%, due 8/15/27, value $1,104,073
$	Total Short-Term Investments (cost $1,082,375)			1,082,375
	Total Investments (cost $738,169,757) – 145.5%			699,671,109
	Floating Rate Obligations – (7.7)%			(36,810,000)
	Reverse Repurchase Agreements, including accrued interest – (42.0)% (6)			(201,784,767)
	Other Assets Less Liabilities – 4.2% (7)			19,750,127
	Net Assets Applicable to Common Shares – 100%			$ 480,826,469

Investments in Derivatives
Futures Contracts – Short

					Unrealized
	Number of	Expiration	Notional		Appreciation
Description	Contracts	Date	Amount	Value	(Depreciation)
U.S. Treasury Ultra Bond	(1,173)	12/22	$(174,359,574)	$(160,701,000)	$13,658,574

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $236,657,008 have been pledged as collateral for reverse repurchase agreements.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 28.8%.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2022 (Unaudited)

Assets
Long-term investments, at value (cost $737,087,382)	$698,588,734
Short-term investments, at value (cost approximate value)	1,082,375
Cash collateral at brokers for investments in futures(1)	7,981,997
Receivable for:
Interest	13,724,704
Investments sold	136,089
Variation margin on futures contracts	1,906,125
Deferred offering costs	222,760
Other assets	69,949
Total assets	723,712,733
Liabilities
Cash overdraft	341,701
Reverse repurchase agreements, including accrued interest	201,784,767
Floating rate obligations	36,810,000
Payable for:
Dividends	3,114,358
Interest(2)	178,714
Accrued expenses:
Management fees	407,056
Trustees fees	71,430
Shelf offering costs	34,069
Other	144,169
Total liabilities	242,886,264
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$480,826,469
Common shares outstanding	29,388,744
Net asset value (“NAV”) per common share outstanding	$ 16.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 293,887
Paid-in surplus	540,143,516
Total distributable earnings (loss)	(59,610,934)
Net assets applicable to common shares	$480,826,469
Authorized common shares	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2)	Excludes accrued interest on reverse repurchase agreements, which is recognized above.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended September 30, 2022 (Unaudited)

Total Investment Income	$ 21,281,297
Expenses
Management fees	2,599,624
Interest expense and amortization of offering costs	2,728,170
Custodian fees	52,645
Trustees fees	12,176
Professional fees	53,512
Shareholder reporting expenses	43,899
Shareholder servicing agent fees	90
Stock exchange listing fees	3,771
Investor relations expenses	20,460
Other	8,483
Total expenses	5,522,830
Net investment income (loss)	15,758,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(459,847)
Futures contracts	42,257,444
Change in net unrealized appreciation (depreciation) of:
Investments	(148,725,804)
Futures contracts	4,552,934
Net realized and unrealized gain (loss)	(102,375,273)
Net increase (decrease) in net assets applicable to common shares from operations	$ (86,616,806)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	(Unaudited)
	Six Months	Year
	Ended	Ended
	9/30/22	3/31/22
Operations
Net investment income (loss)	$ 15,758,467	$ 34,793,695
Net realized gain (loss) from:
Investments	(459,847)	42,406
Futures contracts	42,257,444	1,705,203
Change in net unrealized appreciation (depreciation) of:
Investments	(148,725,804)	(60,623,085)
Futures contracts	4,552,934	(936,111)
Net increase (decrease) in net assets applicable to common shares from operations	(86,616,806)	(25,017,892)
Distributions to Common Shareholders
Dividends	(18,828,098)	(36,176,376)
Decrease in net assets applicable to common shares from distributions to common shareholders	(18,828,098)	(36,176,376)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	13,972,150	19,282,125
Net proceeds from shares issued to shareholders due to reinvestment of distributions	212,304	834,999
Net increase (decrease) in net assets applicable to common shares from capital share transactions	14,184,454	20,117,124
Net increase (decrease) in net assets applicable to common shares	(91,260,450)	(41,077,144)
Net assets applicable to common shares at the beginning of period	572,086,919	613,164,063
Net assets applicable to common shares at the end of period	$480,826,469	$572,086,919

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (86,616,806)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(130,688)
Proceeds from sales and maturities of investments	2,580,437
Proceeds from (Purchase of) short-term investments, net	(1,082,375)
Amortization (Accretion) of premiums and discounts, net	1,174,459
(Increase) Decrease in:
Receivable for interest	407,701
Receivable for investments sold	440,013
Receivable for variation margin on futures contracts	(1,906,125)
Other assets	1,071
Increase (Decrease) in
Payable for interest	506,140
Payable for variation margin on futures contracts	(1,249,500)
Accrued management fees	(79,290)
Accrued Trustees fees	(3,076)
Accrued other expenses	(6,227)
Net realized (gain) loss of investments	459,847
Change in net unrealized appreciation (depreciation) of investments	148,725,804
Net cash provided by (used in) operating activities	63,221,385
Cash Flow from Financing Activities:
Proceeds from reverse repurchase agreements	861,760,275
(Repayments of) reverse repurchase agreements	(917,660,275)
Proceeds from shelf offering, net of offering costs	13,974,995
Increase (Decrease) in:
Accrued shelf offering costs	(3,337)
Cash overdraft	(2,755,955)
Cash distributions paid to common shareholders	(18,537,085)
Net cash provided by (used in) financing activities	(63,221,382)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	3
Cash and cash collateral at brokers at the beginning of period	7,981,994
Cash and cash collateral at brokers at the end of period	$ 7,981,997
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:

Cash	$ —
Cash collateral at brokers for investments in futures contracts	7,981,997
Total cash and cash collateral at brokers	$ 7,981,997
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$ 2,218,809
Non-cash financing activities not included herein consists of reinvestments of common share distributions	212,304

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

						Less Distributions
		Investment Operations				to Common Shareholders				Common Share
										Premium
						From				from
						Accum-				Shares
	Beginning	Net	Net		From	ulated				Sold
	Common	Investment	Realized/		Net	Net			Shelf	through		Ending
	Share	Income	Unrealized		Investment	Realized	Return of		Offering	Shelf	Ending	Share
	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Capital	Total	Costs	Offering	NAV	Price
Year Ended 3/31:
2022(g)	$20.00	$0.55	$(3.55)	$(3.00)	$(0.65)	$ —	$ —	$(0.65)	$ —*	$0.01	$16.36	$15.69
2022	22.11	1.23	(2.07)	(0.84)	(1.28)	—	—	(1.28)	—*	0.01	20.00	19.99
2021	19.89	1.18	2.16	3.34	(1.13)	—	—	(1.13)	—*	0.01	22.11	22.59
2020	21.35	1.11	(1.39)	(0.28)	(1.17)	—	(0.01)	(1.18)	—	—	19.89	19.15
2019	21.96	1.08	(0.45)	0.63	(1.24)	—	—	(1.24)	—	—	21.35	20.52
2018	21.41	1.18	0.61	1.79	(1.24)	—	—	(1.24)	—	—	21.96	20.79

Borrowings
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per Share
	(000)(e)	$1,000(f)
Year Ended 3/31:
2022(g)	$ —	$ —
2022	—	—
2021	—	—
2020	—	—
2019	—	—
2018	90,175	7,445

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)
	Based on	Ending		Net	Portfolio
Based on	Share	Net		Investment	Turnover
NAV(b)	Price(b)	Assets (000)	Expenses	Income (Loss)	Rate(d)
(15.17)%	(18.56)%	$480,826	2.10%**	6.00%**	0%*
(4.26)	(6.31)	572,087	1.31	5.46	1
16.99	24.16	613,164	1.37	5.36	9
(1.74)	(1.44)	544,173	1.83	5.05	16
3.06	4.97	584,098	1.64	5.12	4
8.47	5.42	581,186	1.34	5.37	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 9 – Fund Leverage), where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 9 –Fund Leverage) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
Ratios of Interest Expense
to Average Net Assets Applicable
to Common Shares
Year Ended 3/31:
2022(g)	1.01%**
2022	0.32
2021	0.39
2020	0.85
2019	0.63
2018	0.47

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year owed by the Fund to lenders under arrangements in place at the time.
(f)	Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000. The Fund’s borrowings constitute “senior securities” as defined in the Investment Company Act of 1940, as amended.
(g)	Unaudited. For the six months ended September 30, 2022.
*	Value rounds to zero.
**	Annualized.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.

Current Fiscal Period

The end of the reporting period for the Fund is September 30, 2022, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Developments Regarding the Fund’s Control Share By-Law

On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Fund’s Board of Trustees (the “Board”) amended the Fund’s by-laws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Fund adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Fund.

Notes to Financial Statements (Unaudited) (continued)

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$698,588,734	$ —	$698,588,734
Short-Term Investments:
Repurchase Agreements	—	$ 1,082,375	—	$ 1,082,375
Investments in Derivatives:
Futures Contracts**	$13,658,574	—	—	$ 13,658,574
Total	$13,658,574	$699,671,109	$ —	$713,329,683

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Fund holds liabilities in floating rate obligations, which are not reflected in the table above. The fair values of the Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$ 36,810,000
Floating rate obligations: externally-deposited Inverse Floaters	103,190,000
Total	$140,000,000

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$36,810,000
Average annual interest rate and fees	1.53%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 36,810,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	103,190,000
Total	$140,000,000

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

	Short-Term	Collateral
	Investments,	Pledged (From)
Counterparty	at Value	Counterparty
Fixed Income Clearing Corporation	$1,082,375	($1,104,073)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$ 130,688
Sales and maturities	2,580,437

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$193,993,535

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives			(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation
		margin on futures contracts*	$13,658,574	—	$ —

*	Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

		Net Realized	Change in net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$42,257,444	$4,552,934

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Fund has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	Six Months	Year
	Ended	Ended
	9/30/22	3/31/22
Maximum aggregate offering	$162,000,000	$162,000,000
Common shares sold	766,405	847,169
Offering proceeds, net of offering cost	$ 13,972,150	$ 19,282,125

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	Six Months
	Ended	Year Ended
	9/30/22	3/31/22
Common shares:
Sold through shelf offering	766,405	847,169
Issued to shareholders due to reinvestment of distributions	11,822	36,456
Weighted average common share:
Premium to NAV per shelf offering sold	1.66%	1.26%

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NBB	$724,126,900	$29,575,731	$(77,183,982)	$(47,608,251)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized			Other
	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NBB	$3,959,260	$ —	$102,327,904	$(57,348,953)	$ —	$(3,104,241)	$45,833,970

As of prior fiscal period end, the Fund had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NBB[1]	$10,655,682	$46,693,271	$57,348,953

1 A portion of NBB’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.

As of prior fiscal period end, the Fund utilized the following capital loss carryforwards:

Fund	Utilized
NBB	$684,735

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2022, the complex-level fee for the Fund was 0.1587%.

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

8. Commitments and Contingencies

In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments.

From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Fund is subject to, including those described within this report, are unlikely to have a material impact to any of the Fund’s financial statements.

9. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund utilized reverse repurchase agreements as means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

	Interest	Principal			Value and
Counterparty	Rate	Amount	Maturity	Value	Accrued Interest
RBC Capital Markets, LLC	3.75%	$(123,000,000)	10/28/22	$(123,000,000)	$(123,051,251)
TD Securities (USA), LLC	3.35%	(61,500,000)	10/25/22	(61,500,000)	(61,889,158)
Wells Fargo Securities, LLC	2.54%	(16,750,000)	10/13/22	(16,750,000)	(16,844,358)
		$(201,250,000)		$(201,250,000)	$(201,784,767)

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$228,154,401
Average interest rate	2.08%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

		Collateral
	Reverse Repurchase	Pledged to
Counterparty	Agreements*	Counterparty
RBC Capital Markets, LLC	$(123,051,251)	$154,020,150
TD Securities (USA), LLC	(61,889,158)	72,323,260
Wells Fargo Securities, LLC	(16,844,358)	10,313,598
	$(201,784,767)	$236,657,008

* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Notes to Financial Statements (Unaudited) (continued)

10. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Risk Considerations (Unaudited)

Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Taxable Municipal Income Fund (NBB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB
Common Shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■	Bloomberg Taxable Municipal Long Bond Index: A rules-based index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Glossary of Terms Used in this Report (Unaudited) (continued)

■	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•	Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
• • Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
• • Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
• • Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Fund as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to the Fund are summarized below.

The Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2021, the Fund outperformed its benchmark for the one-year period ended December 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2021, the Fund ranked in the second quartile for the three-year period and third quartile for the five-year period ended December 31, 2021. In addition, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and the third quartile for the five-year period ended March 31, 2022. In its review, the Board, however, noted the disparate peer set and that the Performance Peer Group was classified as low for relevancy. The Board also was aware that the Fund’s contingent term provision was eliminated and certain of the Fund’s principal investment policies were modified in 2018. The Board recognized that the Fund’s performance prior to such time would not reflect such changes. The Board reviewed the factors that impacted Fund performance during recent periods. The Board was generally satisfied with the overall performance of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the respective peer average.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0922D 2557756-INV-B-11/23

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Taxable Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: December 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: December 6, 2022